EXHIBIT 32

CERTIFICATION OF CEO AND CFO PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

      In connection with the quarterly report of DataMetrics Corporation (the "Company") on Form 10-QSB for the period ending January 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Daniel Bertram, the Chief Executive Officer of the Company, and Rafik Moursalien, the Controller of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

                        (2) ... The information contained in the Report fairly
                  presents, in all material respects, the financial condition and results of operations of the Company.

         DATAMETRICS CORPORATION

         By:   Daniel Bertram
         ---------------------------
               Daniel Bertram, CEO

         Dated: July 2006


         By:   Rafik Moursalien
         ---------------------------
               Rafik Moursalien, CFO

         Dated: July 2006


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

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Form 10-QSB to be signed on its behalf by its duly authorized representatives.


                                                    DATAMETRICS CORPORATION
                                                    ------------------------
                                                    /s/ Daniel Bertram
                                                    Chief Executive Officer


Pursuant to the requirements of the Securities and Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Name                                Title                     Date
--------------------                -----------------------   ---------
/s/ Daniel Bertram                  Chief Executive Officer   July 2006
--------------------
    Daniel Bertram

/s/ Rafik Moursalien                Chief Financial Officer   July 2006
--------------------
    Rafik Moursalien


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